UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 23, 2007

Newmont Mining Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	001-31240	84-1611629
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification #)

1700 Lincoln Street

Denver, Colorado 80203

(Address and zip code of principal executive offices)

(303) 863-7414

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On October 23, 2007, Newmont Mining Corporation (“Newmont”) issued a press release confirming that Franco-Nevada Corporation (“Franco-Nevada”) has filed a preliminary prospectus with the securities regulatory authorities in Canada in connection with Newmont’s previously announced plans to monetize components of its royalty and equity portfolio.

If Newmont determines to proceed with a public offering in Canada of Franco-Nevada’s securities, these securities will not be registered under the United States Securities Act of 1933, as amended, and will not be offered for sale in the United States absent registration or an applicable exemption from registration requirements.

The press release is being filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Press release dated October 23, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWMONT MINING CORPORATION

By:	/s/ Blake Rhodes
Name:	Blake Rhodes
Title:	Vice President and Chief Counsel

Dated: October 23, 2007

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated October 23, 2007